Distributed Operations	12 Months Ended
Dec. 31, 2025
Distributed Operations [abstract]
Distributed Operations
4.
DISTRIBUTED OPERATIONS

On July 31, 2023, at the annual, general and special meeting of the Company, the Company’s shareholders approved the separation of the Company into Lithium Argentina and a new Lithium Americas Corp. (“Lithium Americas (NewCo)”), pursuant to a statutory plan of arrangement (the “Separation”). The Separation was completed on October 3, 2023, pursuant to a final order dated August 4, 2023, from the Supreme Court of British Columbia approving the plan of arrangement. As a result of the transaction, on October 3, 2023, the Company transferred its North American business, including, among other assets, the Thacker Pass Project (“Thacker Pass”) and $275,499 of cash to Lithium Americas (NewCo).

Pursuant to the plan of arrangement, each shareholder received one common share of Lithium Argentina and one common share of Lithium Americas (NewCo) in exchange for each common share of the Company previously held. As part of the approval of the Separation, the Company’s shareholders also approved amendments to the equity incentive plan, allowing holders of restricted share units, performance share units and deferred share units to receive, upon Separation, one similar instrument in each of Lithium Argentina (subject to adjustment) and Lithium Americas (NewCo). The Company has no further interest in Lithium Americas (NewCo) subsequent to the Separation.

4.
DISTRIBUTED OPERATIONS (continued)

The distributed operations were presented and accounted for using IFRS 5, Non-Current Assets Held for Sale and Discontinued Operations, and IFRIC 17, Distribution of Assets to Owners. Under this guidance, a dividend was recognized in deficit, measured at the fair value of the net assets distributed, with a corresponding dividend payable. The dividend payable was then settled through the distribution of the net assets. The fair value of the net assets distributed was $1,680,501, determined based on the share price of Lithium Americas (Newco) on October 4, 2023.

The difference of $1,267,552 between the fair value of the dividend and the carrying value of the net assets was recognized as a gain on distribution of assets within discontinued operations during the year ended December 31, 2023.

As at October 3, 2023, the carrying value of Lithium Americas (NewCo) which was distributed comprised the following assets and liabilities:

$
Assets
Cash and cash equivalents	275,499
Receivables, prepaids and deposits	16,877
Property, plant and equipment	131,182
Exploration and evaluation assets	770
Investment in Green Technology Metals	3,590
Investment in Ascend Elements	8,582
Assets distributed upon separation	436,500

Liabilities
Accounts payable and accrued liabilities	(17,157)
Current portion of long-term liabilities	(808)
GM transaction derivative liability	(370)
Decommissioning provision	(601)
Other liabilities	(4,617)
Liabilities distributed upon separation	(23,553)

Net assets distributed upon separation	412,947

4.
DISTRIBUTED OPERATIONS (continued)

The results and cash flows of Lithium Americas (NewCo) presented as discontinued operations are as follows:

	Years Ended December 31,
	2025	2024	2023
	$	$	$
EXPENSES
Exploration and evaluation expenditures	-	-	(5,779)
General and administrative	-	-	(8,073)
Equity compensation	-	-	(5,309)
	-	-	(19,161)
OTHER ITEMS
Transaction costs	-	-	(10,095)
Gain on financial instruments measured at fair value	-	-	32,545
Finance costs	-	-	(43)
Other loss	-	-	(10)
Gain on distribution of assets upon separation			1,267,552
	-	-	1,289,949

INCOME FROM DISCONTINUED OPERATIONS	-	-	1,270,788

	Years Ended December 31,
	2025	2024	2023
	$	$	$
Cash used in operating activities of discontinued operations	-	-	(30,679)
Cash used in investing activities of discontinued operations	-	-	(116,804)
Cash provided by financing activities of discontinued operations	-	-	302,755